Exhibit 10.2
                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is dated as of May 31, 2004, between Tulix Systems, Inc., a Georgia corporation ("Debtor"), and HomeCom Communications, Inc., a Delaware corporation ("HomeCom").

SECTION 1. Definitions

     1.1 Certain Defined Terms. Terms defined in the APA (as defined below) and not otherwise defined herein shall have the respective meanings provided for in the APA. The following terms shall have the respective meanings provided for in the UCC (as defined below): "Accounts," "Chattel Paper," "Commercial Tort Claim," "Documents," "General Intangibles," "Goods," "Instruments," "Inventory," "Letter of Credit Rights," "Proceeds," and "Supporting Obligations." The following terms, as used herein, shall have the meanings set forth below:

     "APA" means that certain Asset Purchase Agreement, dated as of March 27, 2003, between Debtor and HomeCom, and, for purposes of Section 9(b) thereof, Gia Bokuchava, Nino Doijashvili and Timothy R. Robinson, as the same may be amended from time to time, and any document required by the APA to be delivered by Debtor in connection with the APA or the closing of the transactions contemplated therein.

     "Business" means Seller's business of developing and hosting Internet applications, products and services to commercial customers, the assets of which business are being transferred to Debtor pursuant to the APA.

     "Event of Default" means (a) the Debtor fails to timely perform any of its duties or obligations as specified in this Agreement or the Note in accordance with their respective terms, (b) the breach of any representation or warranty made by Debtor in this Agreement or the Note, (c) the breach of or failure to perform or observe any covenant or agreement contained in this Agreement or the Note, (d) the existence of any default under this Agreement or the Note, (e) the Debtor shall generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, (f) any proceeding is instituted by or against the Debtor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property, or (g) the Debtor is liquidated or dissolved.

     "Note" means one or more Secured Promissory Note(s), in the aggregated principal amount of $70,000, dated on or after the date hereof, by Debtor in favor of HomeCom, referencing this Agreement, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructurings and refinancings thereof.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Secured Party" means HomeCom and its successors and assigns.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia and Delaware, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2 Other Definition Provisions. Any of the terms defined in Subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations. Capitalized terms used herein which are not specifically defined shall have the meaning given such terms in the Note (as defined below).

SECTION 2. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations (as defined below) in accordance with the terms thereof, Debtor hereby grants to Secured Party a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

          (a) the intellectual property identified on Schedule 1(a) (the "Intellectual Property");

          (b) the contracts identified on Schedule 1(b) (the "Contracts"), including any Accounts, General Intangibles, Chattel Paper, Documents, Instruments, Commercial Tort Claims, Letter-of-Credit Rights, and Supporting Obligations ancillary to, arising in any way in connection with, or otherwise relating to any of the Contracts, and including all Inventory or other Goods (including retained or repossessed Inventory or Goods), if any, sold to customers pursuant to the Contracts, and all insurance contracts with respect thereto;

          (c) the accounts receivable identified on Schedule 1(c) (the "Accounts Receivable");

          (d) the equipment being used as of the date hereof to service and maintain the Contracts and operate the Business and, in addition, the equipment identified on Schedule 1(d) (the "Equipment");

          (e) any Documents, Instruments or other receipts covering, evidencing or representing any of the assets identified in subparts (a) through (d) above;

          (f) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (e) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

          (g) Proceeds of all or any of the property described in subparts (a) -
(f) above.

SECTION 3. Security for Obligations

     This Agreement secures the payment and performance of the Note, and all renewals, extensions, amendments, restructurings and refinancings thereof (the "Secured Obligations").

SECTION 4. Debtor Remains Liable

     Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations, Warranties and Covenants

     Debtor represents, warrants and covenants as follows:

     5.1 Corporate Existence and Authority. The Debtor is duly organized, validly existing and in good standing in the State of Georgia and in every other state in which the nature of its business in such state requires it to be so qualified. It is duly authorized to execute and deliver this Agreement. None of the provisions of this Agreement violate or are in conflict with any provisions of the Debtor's Articles of Incorporation, as amended, Bylaws, as amended, or any existing agreement, court order or consent decree to which the Debtor is a party or may be bound. The Debtor has taken all necessary action to authorize the granting of the security interest pursuant to this Agreement and the delivery of any instruments as may be required under this Agreement.

     5.2 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     5.3 Payment of Indebtedness. The Debtor will pay or perform the Secured Obligations as and when they become due, payable and performable in accordance with the terms of such indebtedness and this Agreement.

     5.4 Place of Business. Except as permitted with the prior consent of the Secured Parties, the Collateral will be kept at 3495 Piedmont Road, Suite 110, Atlanta, Georgia 30305 (the "Premises"). The Debtor will not remove the Collateral from the Premises (other than the removal of such Collateral in the ordinary course of the Debtor's business) without the prior consent of the Secured Parties. The Debtor will immediately give written notice to Secured Party of any change in its chief executive office or principal place of business. Debtor does not do business under any corporate name, trade name or fictitious business name except for Debtor's corporate name on the date hereof. Debtor will notify Secured Party promptly in writing at least 30 days prior to
(a) any change in Debtor's name, identity, mailing address, jurisdiction of organization or corporate structure and (b) Debtor's commencing the use of any trade name, assumed name or fictitious name.

     5.5 No Liens or Financing Statements. The Debtor has, or will acquire, full and clear right, title and interest to the Collateral and will at all times keep the Collateral free from any adverse lien, security interest or encumbrance other than Permitted Liens. No financing statements covering all or any portion of the Collateral is on file in any public office, except with respect to Permitted Liens. For purposes of this Agreement, "Permitted Liens" shall mean those liens, encumbrances or security interests that are specified on Exhibit A.

     5.6 Perfection. This Agreement, together with the UCC filings referenced herein, create to secure the Secured Obligations a valid, perfected and first priority security interest in the Collateral and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     5.7 Restrictions. The Debtor will deliver or cause to be delivered such documents as the Secured Parties may reasonably request to secure the indebtedness, obligations and liabilities referred to in this Agreement including, without limitation, any continuation statements, a copy of the source code listing for the complete and current version of Debtor's program code for each of Debtor's software products included in the Collateral for the purpose of complying with U.S. Copyright Office deposit requirements in connection with registering (i) Debtor's claims of copyright ownership in and to each such software product with the U.S. Copyright Office and (ii) security interest in and to each software related product copyright rights and copyright registration related to the Collateral.

     5.8 No Transfer of Collateral. The Debtor will not sell or offer to sell or otherwise transfer all or any part of the Collateral (other than sales in the ordinary course of business) without the prior consent of the Secured Party.

     5.9 Books and Records; Inspection Rights. The Debtor will at all times maintain accurate and complete books and records with respect to the Collateral. A representative of Secured Party may inspect, audit and make copies of those books and records and any other data relating to the Collateral, at such reasonable times and places as such representative shall determine. In addition, a representative of Secured Party may inspect the Collateral at such times and places as such representative shall determine, and for that purpose may enter upon or into the Premises.

     5.10 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 6. Further Assurances

     6.1 Other Documents and Actions. Debtor will, from time to time, at Secured Party's expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     6.2 Secured Party Authorized. Debtor hereby authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 7. Remedies

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral).

          (b) Assembly of Collateral. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may require Debtor, at Debtor's expense, to promptly assemble all or part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to all parties. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may occupy any premises owned or leased by Debtor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Debtor in respect of such occupation.

          (c) Sale of Collateral. Upon the occurrence of an Event of Default, the Secured Party may sell all or part of the Collateral at public or private sale, at any of Debtor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, Debtor hereby deems 20-days advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral pursuant to this Section regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (d) Contract Rights. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may exercise any rights and remedies of Debtor under or in connection with the instruments, chattel paper or contracts which represent the Contracts, the Accounts Receivable, the Intellectual Property or otherwise relate to the Collateral, including, without limitation, any rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provisions of, the instruments, chattel paper or contracts which represent the Contracts, Accounts Receivable or the Intellectual Property.

          (e) Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, or may direct Debtor to, take any action the Secured Party deems necessary or advisable to enforce collection of the Accounts Receivable, including, without limitation, notifying the account debtors or obligors under any Accounts Receivable of the assignment of such Accounts Receivable to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of Debtor, the Secured Party may enforce collection of any such Accounts Receivable, and adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Debtor might have done.

          (f) After receipt by Debtor of the notice referred to in subsection
(e) above, in accordance with the terms thereof and so long as an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts Receivable shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Debtor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral. Debtor shall not adjust, settle or compromise the amount or payment of any receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 8. Limitation on Duty of Secured Party with Respect to Collateral

     Beyond the safe custody thereof, Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any Secured Party or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

SECTION 9. Application of Proceeds

     Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Note or with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor any surplus and Debtor shall remain liable for any deficiency.

SECTION 10. Continuing Security Interest; Transfer of Interest

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full (the "Termination Date"), provided, however, that the security interest in the Collateral created by this Agreement shall continue after the Termination Date with respect to any Secured Obligations that arose prior to the Termination Date, (b) be binding upon Debtor and its permitted successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Upon any termination of the security interests granted hereby, all rights to the Collateral shall revert to Debtor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

SECTION 11. Notices

     Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:  Timothy R. Robinson

                  If to HomeCom

                  HomeCom Communications, Inc.
                  90 Grove Street, Suite 202
                  Ridgefield, CT 06877
                  Attn:  President
                  (203) 431-8120 (203) 431-8304 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000 (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature page hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

SECTION 12. Waivers, Non-Exclusive Remedies, Severability

     No failure on the part of Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any power, right or privilege under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any such power, right or privilege under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

     The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

SECTION 13. Successors and Assigns

     This Agreement is for the benefit of HomeCom and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns, provided that Debtor shall not assign this Agreement without Secured Party's prior written consent.

SECTION 14. Changes in Writing

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party and Debtor.

SECTION 15. Applicable Law

     This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided, the obligations of the Parties hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

SECTION 16. Expenses

     Debtor shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of enforcing the Security Interests, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

SECTION 17. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For the purposes of executing this Agreement, (a) a document signed and transmitted by facsimile or telecopier shall be treated as an original document; (b) the signature of any party on such document shall be considered as an original signature; (c) the document transmitted shall have the same effect as a counterpart thereof containing original signatures; and (d) at the request of Secured Party, Borrower, who executed this Agreement and transmitted the signature by facsimile or telecopier, shall provide such original signature to Secured Party. No party may raise as a defense to the enforcement of this Agreement that a facsimile or telecopier was used to transmit any signature of a party to the Note.

SECTION 18. Severability

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.









                         (Signatures on following page.)

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.


                                            DEBTOR:


                                            TULIX SYSTEMS, INC.



                                            By: /s/ Gia Bokuchava
                                            ------------------------------------
                                            Name:   Gia Bokuchava
                                            Title:  President and Chief
                                                    Executive Officer


                                            HOMECOM COMMUNICATIONS, INC.:



                                            By: /s/ Michael Sheppard
                                            ------------------------------------
                                            Name:   Michael Sheppard
                                            Title:  Vice President

                                 SCHEDULE 1 (a)
                              Intellectual Property

All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                 SCHEDULE 1 (b)
                                    Contracts
                                 As of 05/21/04

  Client           Description                 Period      Expiration
  ------           -----------                 ------      ----------

Bend Cable         Monthly Hosting Services    Monthly     01/31/05
Belle Chambre      Monthly Hosting Services    Monthly     Month to Month
Bituminous Fire    Monthly Hosting Services    Monthly     08/31/04
T.C. Fields        Monthly Hosting Services    Monthly     Month to Month
Road Runner        Monthly Hosting Services    Monthly     Month to Month

                                 SCHEDULE 1 (c)
                               Accounts Receivable
                                 As of 05/21/04

          Client                                              Amount
          ------                                              ------

       Road Runner                                          256,000.00
                                                            ----------
       Total                                                256,000.00
                                                            ==========

                                 SCHEDULE 1 (d)
                                    Equipment

   EQUIPMENT / MODEL #                                               SERIAL #
   -------------------                                               --------

                      OFFICE EQUIPMENT

   Toshiba 2530 CDS                                                  49634310A
   Dell Dimension                                                        183BQ
   Sony Multiscan w7000                                                2000353
   Dell Trinitron                                                      7047788
   Viewsonic                                                              G810
   ACI PIII P.C.                                                      97001419
   HP Deskjet 895CSE / C6410B                                       SG9611W0R3
   Brother Electronic Typewriter GX8250                              B8D857536
   Dell Trinitron Ultrascan 1000 / D1025tm                             8471538
   Dell Dimension T450                                                   11LQR
   Viewsonic G810                                                   Q190775179
   HP Laserjet 2100                                                 USGX066422
   ACI PIII P.C.                                                      97200545
   Viewsonic G810                                                   QV01445958
   Unisys Aquatam /DMS/6                                              49609557
   Dell Ultrascan 20TX / D2026t-HS                                     2024784
   Toshiba Tecra 730CDT / PA1228U                                     10614039
   HP Laserjet 4M Plus C2039A                                       JPGK235556
   ACI PIII P.C.                                                      97001421
   Viewsonic G810                                                   QV01344797
   Dell Monitor M780                                              5322DE22KJ59
   HP Laserjet 3100 C3948A                                          USBG021007
   Gateway 2000 P5-120                                                 4224926
   Lexmark Optra T612
   QMS Magic Color Printer / QMS-MCCX21                               Q0225680
   Gateway 2000 Vivitron 15 / CPD15F23                                 8443375
   HP Scanjet 4C / C2520B                                           SG719230CV
   Viewsonic G810                                                   QV01445960
   Gateway 2000 G6                                                     6003513
   ACI PIII P.C.                                                      97200544
   MAC                                                             XB0211BHHSF
   Dell Monitor M780                                                  3872E808
   HP Officejet 520 / C3801A                                        US75MA21M2
   Gateway 2000 / CPD-GF200                                            7025149
   HP Pavilion 4455 / D7394A                                        US91168277
   Gateway 2000 Vivitron 15 / CPD15F23                                 8632172
   Gateway 2000 G6 -200                                                6003511
   Viewsonic G810                                                   QV01445756
   HP Deskjet 895CSE / C6410B                                       SG91Q1V05G

   ACI PIII P.C.                                                      97200546
   Macintosh Power PC 8500/120                                     XB5490QL3FT
   Dell Monitor M780                                                5322DA03BH
   Gateway 2000 Crystal Scan / YE0711-01                          MH54H4017645
   Toshiba Satelite 2530CDS / PAS253U                                49629218A
   Infocus / LP435Z                                                3EW91400111
   Infocus Lite Pro 580                                             2AB0601787
   KDS Flat Screen Monitor KLT1513A                            1540SBB36004376
   KDS Flat Screen Monitor KLT1711A                            1763BBB34006041
   KDS Flat Screen Monitor KLT1711A                            1763BBB34006142
   KDS Rad 5 Flat Screen                                         5003944900267
   KDS Rad 5 Flat Screen                                         5003944900174
   Dell Dimension CPU 4400                                             8S4WG11
   Dell Dimension CPU 4400                                             5S4WG11
   Nicon Collpix 5000                                           178-74515-1762
   I-Book 700 Mhz Small Screen                                             N/A
   HP Laserjet Fax/Prtr/Scanner


                       NOC EQUIPMENT

   Dell Power Vault 130T Robotic DLT                                     UXCXM
   Seagate External DDS3 Tape Drive / STD62400N                        GT00MSM
   Dell Power Edge 6350                                                  6J8I0
   Raid Web 500 Gigs External Raid                                  No Serial#
   Dell Power Edge 6350 Dual Xeon 550mhz                                 6J8EZ
   Dell Power Edge 6350 4Xeon 550mhz                                     6L80I
   Artecon 200 Gig External Raid                                   24514570296
   Artecon 200 Gig External Raid                                   24514570320
   Artecon 200 Gig External Raid                                   24514570326
   Artecon 200 Gig External Raid                                   24515330067
   ATL Power Store L200 DLT Auto Loader                             No Serial#
   TeleNet Server Pentium Pro 200                                  TSS97060017
   Dell Power Edge 2400 Dual Pentium3 550mhz                             4JEDB
   TeleNet Server Pentium2 333mhz                                  TSS98040035
   TeleNet Server Pentium2 300mhz                                  TSS98040027
   TeleNet Server Pentium2 266mhz                                  TSS98050001
   TeleNet Server Pentium2 266mhz                                  TSS98030058
   TeleNet Server Pentium2 400mhz                                  TSS98030057
   TeleNet Server Dual Pentium2 300mhz                             TSS98070082
   TeleNet Server Pentium2 300mhz                                  TSS98030005
   3Com SuperStack2 Switch                                          7WKR101215
   Gateway 2000 Pentium Pro 200mhz                                     7248477
   Belkin OmniView                                                  No Serial#
   3Com SuperStack2 Switch                                          SWKR096596
   ADC Kentrox Data-Smart T3/E3 IDSU                                DDM1UZPBRA
   Cisco 7200                                                         72602314
   Cisco 7200                                                         72602346

   Superstack II Dual Hub 500-0801                                 72BV200F84F
   Cisco Catalyst 1900                                            00902B49C540
   Cisco 3524 Catalyst                                            000196348D00
   Sun Ultra 5                                                      FW01950150
   Dell Pentium Dimension XPS Pro 200mhz                                 92CW1
   Dell Pentium Dimension XPS P266                                       FN77S
   Cisco 3620 Frame Relay                                            362088634
   96 Port Patch Panel                                              No Serial#
   Centercom 3024tr (Hub)                                            PT3F7080E
   Centercom 3024tr (Hub)                                            F03N611BD
   Prime 133mhz                                                     No Serial#
   Generic Pentium Pro 200mhz                                           H1VHGD
   Quantex Pentium 120mhz                                           5001410090
   Quantex Pentium 120mhz                                           5001417346
   Digital Link DL3100 Digital Service Multiplexer                  3096030917
   Digital Link T1 DSU/CSU
   Gateway 2000 PentiumII 266mhz                                       7252411
   Power Mac 7100/80                                               FC5080UR44H
   Gateway Pentium 100mhz                                              5232643
   ACI Pentium III 450mhz                                             97001420
   Belkin OmniView 6 Port                                           No Serial#
   Gateway Pentium Pro 200mhz                                          4224929
   Gateway Pentium 120mhz                                              6425691
   Unisys Pentium Pro 180mhz                                           4907791
   ACI Pentium 100mhz                                               No Serial#
   Belkin OmniView 6 Port                                           No Serial#
   3Com SuperStack2 Switch                                          7YDB025314
   3Com SuperStack2 Switch                                          7WKR101189
   Mag Innovision                                                 MI58HA022364
   Belkin OmniView 6 Port                                           No Serial#
   Mag Innovision                                                 MI58HB033662
   ACI P.C.                                                           97001422
   Belkin Omniview Pro 8 Port                                       No Serial#
   Dell M780 Monitor                                                5322DA0727
   Telnet Server                                                   TSS98030051
   Dell Poweredge 4300                                                   01V8E
   Dell Dimension XPS D266                                          No Serial#
   Dell VC5 Monitor                                                   15001106
   Sun Netra Ultra Spark Drive                                        618F1905
   Sun Ultra Enterprise 450                                           024H2F8C
   Mag Innovision / MagDX1795                                         018C1358
   Telenet Server                                                  TSS98040034
   Telenet Server                                                  TSS98070014
   DLT Tape Drive External                                                2625
   Sun                                                                012H26ED
   CT                                                               US82321776
   Gateway 2000 G6200                                                  6986892
   Gateway 2000 G6200                                                  7248475
   ACI PC                                                             97200548
   Gateway 2000 G6200                                             MI58HA022363

   Belkin Omni View 6Port                                           No Serial#
   3Com SuperStack2 Switch                                          7A8F000301
   3Com SuperStack2 Switch                                          7WKR106693
   Power PC                                                        FC6012TV3FV
   Telenet Server                                                  TSS98030059
   Telenet Server                                                  TSS98030060
   Telenet Server                                                  TSS98070013
   Gateway 2000 Vivitron / CPD-GF200                                   7050359
   Belkin Omniview 6 Port                                           No Serial#
   Sun Ultra 1 Creator                                                607F04E1
   Sun Ultra 1 Creator                                                651F0EEE
   Sun Enterprise 220R                                                012H3098
   Sparc Station 10                                                   251F5398
   Power PC                                                        XB5310L03FT
   Arena II Disk Array                                                   10180
   3Com Baseline Switch                                        0200/7A8F004256
   Monarch MCS Server w/ AMD Athlon                                      15370
   Dell PowerEdge 4600                                                 3VK4M11
   APC Smartcell XR                                               EP9707162693
   APC Smartcell XR                                               EP9707162695
   Automated tape Backup
   2 - KRI Rackmount Drive Bays
   2 - Cheetah Seagate SCSI 73.4 GB Drives
   MYLEX ExtremeRAID w/ 8GB Switch
   Matrox X4 Video Driver
   250 GBG External Drive
   8 - Cheetah Seagate SCSI 73.4 GB Drives
   Toshiba P-4 LapTop Computer
   IBM P-4 LapTop Computer
   Proliant 8 CPU Server


                        PHONE SYSTEM

   Samsung DCS 50si Package w/ 6 Loop
     Misc. 1 for CID, 8 Station inter (6X16)
     system) SVMi-4 4 Port Voicemail Card
   2 - single line ports
   1 - 28 button Display Speaker Phones                             Falcon 28D
   10 - 18 Button Display Speaker Phones                            Falcon 18D


                    UPS / BACK-UP POWER

   Honda Generator (3KW)
   Honda Generator (3KW)

                                    EXHIBIT A

                                 Permitted Liens

                                      None.